UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2007 (August 7, 2007)

Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11663	23-2251762
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Park Drive, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 717-920-5800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

On August 7, 2007, the Board of Directors of Community Banks, Inc. (“Community”), parent company of CommunityBanks, adopted resolutions to supplement provisions (“Supplemental Provisions”) of the Rights Agreement dated as of February 28, 2002 by and between Community and CommunityBanks (the “Rights Agreement”).  The Supplemental Provisions provide that:

1.           The Rights Agreement shall have no application to or effect on the acquisition of Community by Susquehanna Bancshares, Inc. (“Susquehanna”) pursuant to the amended and restated merger agreement with Susquehanna dated as of July 25, 2007 (the “Merger Agreement”);

2.           Provisions of Section 11 and Section 13 of the Rights Agreement relating to exercise of the Rights shall not apply to the Merger Agreement or the acquisition of Community’s common stock, $5.00 par value, by Susquehanna pursuant to the Merger Agreement; and

3.            The final expiration date of the Rights Agreement means the date and time immediately prior to the effective time of the merger with Susquehanna.

The resolutions adopted by the Board of Directors further provided that in the event that for any reason the Merger does not occur, the Supplemental Provisions shall have no force or effect.

Item 3.03                      Material Modification to Rights of Security Holders.

Disclosure provided under Item 1.01 is hereby incorporated by reference.

The following disclosure is made in accordance with Rule 14a-12 of the Securities Exchange Act of 1934, as amended:

Additional Information and Where to Find It

Community Banks, Inc. and Susquehanna Bancshares, Inc. have filed a joint proxy statement/prospectus with the Securities and Exchange Commission (the “Commission”) in connection with a proposed merger. THE  PROXY STATEMENT/PROSPECTUS SHOULD BE READ CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ SUSQUEHANNA BANCSHARES’ REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS RELATING TO THE MERGER TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The joint proxy/prospectus will be mailed to shareholders of Susquehanna Bancshares, Inc. and Community Banks, Inc.  Investors and shareholders will be able to obtain a free copy of such documents at the Commission’s web site at www.sec.gov, from Susquehanna Bancshares, Inc. by directing a written request to Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, Attention: Abram G. Koser, Vice President – Investor Relations or from Community Banks, Inc. by directing a written request to Community Banks, Inc., 777 East Park Drive, Harrisburg, PA 17111, Attention: Patricia E. Hoch. These documents may also be accessed on the web sites of Susquehanna Bancshares, Inc. (www.susquehanna.net) and Community Banks, Inc. (www.communitybanks.com) as they become available.

Participants in Solicitation

Community Banks, Inc. and Susquehanna Bancshares, Inc. and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the participants and their interests in the solicitation may be found in the joint proxy statement/prospectus.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:

4.1	Rights Agreement between Community Banks, Inc. and CommunityBanks, dated February 28, 2002 (Incorporated by reference to Exhibit 1 to Community’s registration on Form 8-A, filed on February 27, 2002)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007	COMMUNITY BANKS, INC.

By: /s/ Anthony N. Leo
Name: Anthony N. Leo
Title: Executive Vice President

EXHIBIT LIST

Number	Description

4.1	Rights Agreement between Community Banks, Inc. and CommunityBanks, dated February 28, 2002 (Incorporated by reference to Exhibit 1 to Community’s registration on Form 8-A, filed on February 27, 2002)